Exhibit 99.1

PRPM 2023-RCF2	Mortgage Loan Sale Executive Summary Report

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TABLE OF CONTENTS

Infinity Biography	2
Description of the due diligence performed	3
Summary of findings and conclusions of review	12
Tape Integrity Review Results Summary	13
Additional Loan Population Summary	15
Pay History Review	17
Methods for Accounting for Delinquencies	20
Collection Comment Review	21
Foreclosure	22
Bankruptcy	22
Tax and Title	23
Compliance Review	24

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2003, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Fitch, Kroll, Moody's and DBRS Morningstar. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Tampa, FL.

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Description of the due diligence performed

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below utilizing Compliance scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by PRP-LB V, LLC (the “Client”)” and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

The population reviewed is comprised of six hundred and fifty-seven (657) mortgage loans that were originally reviewed from February 2023 to September 2023.

(2) Size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Compliance Review”	657 Mortgage Loans
▪	“Data Integrity”	657 Mortgage Loans
▪	“Servicing Review”	657 Mortgage Loans
▪	“Title Review”	657 Mortgage Loans

(3) Determination of the sample size and computation.

Infinity is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by Infinity.

(4) Quality or integrity of information or data about the assets: review and methodology.

For six hundred and fifty-seven (657) mortgage loans, Infinity compared data fields on the bid tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Fag
Lien Position	Property Units	Lookback Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not Applicable

(6) Value of collateral securing the assets: review and methodology.

Not Applicable

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(7) Business Purpose/DSCR Scope: Infinity conducted a business purpose/property focused Investor review for ten (10) mortgage loans with DSCR calculation. There were no mortgage loans that were classified as No Ratio loans with no DSCR calculation.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. During the course of this review, Infinity (i) reviewed the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation, (ii) examined appraisal reports, BPO’s, and appraisal reviews to determine if the property type was consistent with underwritten property type and usage (such as evidence of either owner or tenant occupancy) and compared this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy, (iii) reviewed environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements, (iv) reviewed credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet, (v) reviewed HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements, (vi) reviewed LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s), (vii) reviewed Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property, (viii) confirmed, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements, (ix) confirmed, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements, (x) reviewed final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file (xi) reviewed the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required (xii) verified presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures, (xiii) compared the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity, (xv) documented any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue, (xvi) gathered the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, Infinity sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

(8) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Infinity completed a Compliance Review on six hundred and fifty-seven (657) mortgage loans. Please be advised that Infinity did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Infinity are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Infinity is relying in reaching such findings.

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Please be further advised that Infinity does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Infinity do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Infinity. Information contained in any Infinity report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Infinity to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Infinity are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Infinity does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Infinity.

Infinity reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

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e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, Infinity reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Infinity’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;

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ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

Infinity reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Infinity determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Infinity notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Infinity notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

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If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Infinity reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, Infinity reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Infinity then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Infinity then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Six hundred and fifty-seven (657) loans received a Compliance-Only review. This review included a review of the loan file and analysis of the corresponding Seller tape and defect to determine whether the Creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This review also includes, where applicable, a review of third party records available in the loan file including but not limited to bank statements, tax returns, financial statements, W2s, VOEs, lease agreements, business licenses and appraisals.

Infinity reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Infinity does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Infinity’s review is based on information contained in the mortgage loan file at the time it is provided to Infinity to review, and only reflects information as of that point in time.

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(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

Infinity noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time Infinity reviewed the mortgage loans and thus have not yet been recorded. Infinity verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, Infinity will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

Infinity confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Infinity reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, Infinity accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

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(XII) Document Review

Infinity reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The nationally recognized statistical rating organization (“NRSRO”) criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the ABS Due Diligence 15E, Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).

OVERALL RESULTS SUMMARY (657 Mortgage Loans)

Infinity’s review to NRSRO grading requirements only covers six hundred and fifty-seven (657) mortgage loans. Within those mortgage loans, Infinity graded fifty-eight (58) mortgage loans as “A”, one hundred and six (106) mortgage loans as “B”, ninety-seven (97) mortgage loans as “C” and three hundred and ninety-six (396) mortgage loans as “D”.

Fitch Grade	# of Loans
	Compliance	Credit	Property	Overall
A	58	Not Applicable	Not Applicable	58
B	106	Not Applicable	Not Applicable	106
C	97	Not Applicable	Not Applicable	97
D	396	Not Applicable	Not Applicable	396

Fitch Grade	% of Loans
	Compliance	Credit	Property	Overall
A	8.83%	Not Applicable	Not Applicable	8.83%
B	16.14%	Not Applicable	Not Applicable	16.14%
C	14.76%	Not Applicable	Not Applicable	14.76%
D	60.27%	Not Applicable	Not Applicable	60.27%

DBRS Grade	# of Loans
	Compliance	Credit	Property	Overall
A	58	Not Applicable	Not Applicable	58
B	106	Not Applicable	Not Applicable	106
C	97	Not Applicable	Not Applicable	97
D	396	Not Applicable	Not Applicable	396

DBRS Grade	% of Loans
	Compliance	Credit	Property	Overall
A	8.83%	Not Applicable	Not Applicable	8.83%
B	16.14%	Not Applicable	Not Applicable	16.14%
C	14.76%	Not Applicable	Not Applicable	14.76%
D	60.27%	Not Applicable	Not Applicable	60.27%

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Loan File Review Overall Results
Event Level	Loan Counts	% of Total Sample	Original Loan Amount
A	58	8.83%	$17,259,602.00
B	106	16.14%	$32,005,030.00
C	97	14.76%	$39,335,649.00
D	396	60.27%	$121,409,646.00
Grand Total	657	100.00%	$210,009,927.00

TAPE INTEGRITY REVIEW RESULTS SUMMARY (657 Mortgage Loans)

Of the six hundred and fifty-seven (657) mortgage loans reviewed, 606 (92.24%) mortgage loans had tape discrepancies across ninety-five (95) unique data fields.

Field Label	# of Variances	# of Loans	% of Loans
Age of Loan	181	657	27.55%
Amortization Term Months (CE, S&P)	21	657	3.20%
Application Date (Baseline script version)	6	657	0.91%
B1 Citizenship Status	1	657	0.15%
B1 Self-Employed?	2	657	0.30%
Balloon Indicator	6	657	0.91%
Bankruptcy Filing Date	1	657	0.15%
Borrower #1 Middle Name	17	657	2.59%
Borrower #2 First Name	7	657	1.07%
Borrower #2 Last Name	8	657	1.22%
Borrower #2 Middle Name	4	657	0.61%
Borrower 1 Current Employer 1 Contact Name	5	657	0.76%
Borrower 1 Current Employer 1 Position/Type of Business	5	657	0.76%
Borrower DTI Ratio Percent	240	657	36.53%
Borrower First Name	12	657	1.83%
Borrower Last Name	22	657	3.35%
Borrower's Income is impacted by Covid-19?	2	657	0.30%
Collections - Current Servicer (Enumerated)	1	657	0.15%
Current Bankruptcy Post Petition Due Date	1	657	0.15%
Current Legal Status	4	657	0.61%
Current Occupancy	2	657	0.30%
Current Servicer (Enumerated)	8	657	1.22%
Current Value	387	657	58.90%
Current Value Date	193	657	29.38%
Currently in Foreclosure?	2	657	0.30%
Debt Service Coverage Ratio (DSCR)	3	657	0.46%
Deferred Balance Amount	5	657	0.76%

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Did a Modification Change Note Terms?	4	657	0.61%
Doc Date of Last Modification	16	657	2.44%
Does Lender G/L Require MI?	129	657	19.63%
Escrow Account Indicator	15	657	2.28%
First Payment Date	20	657	3.04%
First Rate Change Date	4	657	0.61%
Housing Ratio per U/W (Initial Rate)	89	657	13.55%
Interest Only Period?	20	657	3.04%
Interest Paid Through Date	98	657	14.92%
Last Payment Received Date	32	657	4.87%
Lien Priority Type	1	657	0.15%
Loan Amortization Type	7	657	1.07%
Loan Documentation Type	16	657	2.44%
Loan Original Maturity Term Months	33	657	5.02%
MERS MIN Number	1	657	0.15%
MI Company	8	657	1.22%
MI Coverage Amount	3	657	0.46%
Mod Step 1 Date	10	657	1.52%
Mod Step 1 Rate	10	657	1.52%
Mod Step 10 Date	4	657	0.61%
Mod Step 10 Rate	4	657	0.61%
Mod Step 2 Date	7	657	1.07%
Mod Step 2 Rate	6	657	0.91%
Mod Step 3 Date	7	657	1.07%
Mod Step 3 Rate	7	657	1.07%
Mod Step 4 Date	7	657	1.07%
Mod Step 4 Rate	7	657	1.07%
Mod Step 5 Date	7	657	1.07%
Mod Step 5 Rate	7	657	1.07%
Mod Step 6 Date	7	657	1.07%
Mod Step 6 Rate	7	657	1.07%
Mod Step 7 Date	7	657	1.07%
Mod Step 7 Rate	7	657	1.07%
Mod Step 8 Date	6	657	0.91%
Mod Step 8 Rate	6	657	0.91%
Mod Step 9 Date	4	657	0.61%
Mod Step 9 Rate	4	657	0.61%
Modification First Payment Date	1	657	0.15%
Mortgage Type	20	657	3.04%
Mos Currently Delinquent	1	657	0.15%
Next Rate Change Date	4	657	0.61%

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Number Of Units	1	657	0.15%
Occupancy at Origination (Property Usage Type)	16	657	2.44%
Original Appraisal Date	6	657	0.91%
Original Appraised Value	32	657	4.87%
Original Balance (or Line Amount)	14	657	2.13%
Original CLTV Ratio Percent	81	657	12.33%
Original Note Doc Date	110	657	16.74%
Original Standard LTV (OLTV)	95	657	14.46%
Original Stated P&I	57	657	8.68%
Original Stated Rate	39	657	5.94%
Payment History String	156	657	23.74%
Payment History String Reversed	156	657	23.74%
Prepayment Penalty Indicator	2	657	0.30%
Prepayment Penalty Term Months	1	657	0.15%
Principal Balance Stated in Mod	6	657	0.91%
Prior to Close Front Debt Ratio	1	657	0.15%
Property Address Street	84	657	12.79%
Property Postal Code	2	657	0.30%
Purpose of Refinance Per HUD-1	60	657	9.13%
Purpose of Transaction per HUD-1	29	657	4.41%
Purpose Per Application	20	657	3.04%
Representative Score	1	657	0.15%
Sales Price (HUD-1 Line 101)	12	657	1.83%
Stated Maturity Date	307	657	46.73%
Stated Remaining Term	18	657	2.74%
Subject Property Detached/Attached	18	657	2.74%
Subject Property Type	43	657	6.54%

ADDITIONAL LOAN POPULATION SUMMARY (657 Mortgage Loans)

Amortization Type	# of Loans	% of Loans	Original Balance	% of Original Balance
Fixed	633	96.35%	$203,955,918.00	97.12%
ARM	24	3.65%	$6,054,009.00	2.88%
Total	657	100.00%	$210,009,927.00	100.00%

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Lien Position	# of Loans	% of Loans	Original Balance	% of Original Balance
1	657	100.00%	$210,009,927.00	100.00%
Total	657	100.00%	$210,009,927.00	100.000%

Loan Purpose	# of Loans	% of Loans	Original Balance	% of Original Balance
Cash Out: Other/Multi-Purpose/Unknown	115	17.51%	$33,356,400.00	15.88%
Other than first time Home Purchase	431	65.60%	$142,509,328.00	67.86%
Rate/Term Refinance - Borrower initiated	106	16.13%	$32,001,299.00	15.24%
Construction to Permanent	5	0.76%	$2,142,900.00	1.02%
Total	657	100.00%	$210,009,927.00	100.00%

Original Amortization Term	# of Loans	% of Loans	Original Balance	% of Original Balance
12 Months	1	0.15%	$219,000.00	0.10%
180 Months	23	3.50%	$4,722,754.00	2.25%
240 Months	3	0.46%	$1,063,448.00	0.51%
300 Months	1	0.15%	$72,000.00	0.03%
360 Months	628	95.59%	$203,705,475.00	97.00%
480 Months	1	0.15%	$227,250.00	0.11%
Total	657	100.00%	$210,009,927.00	100.00%

Occupancy	# of Loans	% of Loans	Original Balance	% of Original Balance
Primary	555	84.47%	$179,691,969.00	85.56%
Secondary	35	5.33%	$10,975,488.00	5.23%
Investor	67	10.20%	$19,342,470.00	9.21%
Total	657	100.00%	$210,009,927.00	100.00%

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PAY HISTORY REVIEW

Infinity performed a collection comment, pay history, Pacer, and servicing information review on six hundred and fifty-seven (657) loans within this pool. The following is a summary of our conclusions and findings surrounding this analysis. Please keep in mind that this review did not include an operational or gap audit to look for servicing practices and vendor management process governance as it relates to foreclosure and/or bankruptcy.

Infinity reviewed the servicer payment history for each loan to establish a payment activity and history string. Infinity reviewed the payment application and determined how it impacted the contractual due dates on the loans in the portfolio with the primary focus of determining cash flows, last payment received, payment string, and next payment due (not to exclude escrow, late, and servicing charges) information based on the as of dates of the payment histories received.

A breakdown of the loans and as of dates for the review are below:

Pay History
As of Date	Total Loans
2/1/2023	1
2/2/2023	1
2/15/2023	2
2/21/2023	1
2/28/2023	4
3/1/2023	1
3/3/2023	1
3/7/2023	4
3/8/2023	2
3/9/2023	1
3/10/2023	2
3/16/2023	1
3/21/2023	1
3/22/2023	6
3/23/2023	1
3/28/2023	1
3/29/2023	1
3/30/2023	1
3/31/2023	6
4/1/2023	1
4/3/2023	4
4/4/2023	7
4/5/2023	3
4/6/2023	1
4/7/2023	5
4/10/2023	2
4/11/2023	1

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4/12/2023	2
4/13/2023	36
4/14/2023	7
4/15/2023	1
4/17/2023	5
4/18/2023	1
4/20/2023	1
4/21/2023	1
4/23/2023	2
4/24/2023	4
4/25/2023	4
4/26/2023	1
4/27/2023	1
4/28/2023	3
4/30/2023	8
5/1/2023	31
5/2/2023	3
5/3/2023	10
5/4/2023	7
5/5/2023	6
5/8/2023	24
5/9/2023	8
5/10/2023	9
5/11/2023	3
5/12/2023	2
5/15/2023	2
5/16/2023	3
5/17/2023	4
5/18/2023	2
5/19/2023	5
5/23/2023	1
5/24/2023	11
5/25/2023	1
5/26/2023	1
5/30/2023	2
5/31/2023	3
6/1/2023	18
6/2/2023	3
6/5/2023	5
6/6/2023	3
6/7/2023	1

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6/8/2023	4
6/9/2023	5
6/12/2023	1
6/13/2023	7
6/14/2023	4
6/15/2023	5
6/16/2023	1
6/20/2023	15
6/21/2023	1
6/23/2023	6
6/26/2023	3
6/27/2023	4
6/28/2023	10
6/29/2023	1
6/30/2023	3
7/3/2023	7
7/5/2023	3
7/7/2023	2
7/10/2023	1
7/11/2023	2
7/12/2023	1
7/14/2023	2
7/17/2023	4
7/18/2023	4
7/24/2023	10
7/25/2023	12
7/27/2023	1
7/31/2023	11
8/1/2023	8
8/2/2023	1
8/3/2023	3
8/4/2023	3
8/7/2023	2
8/8/2023	14
8/9/2023	1
8/10/2023	9
8/11/2023	3
8/14/2023	3
8/15/2023	7
8/16/2023	5
8/17/2023	2

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8/18/2023	18
8/21/2023	5
8/22/2023	1
8/23/2023	6
8/24/2023	1
8/25/2023	5
8/28/2023	3
8/29/2023	3
8/30/2023	34
8/31/2023	41
9/1/2023	18
9/4/2023	2
9/5/2023	19
9/12/2023	3
Grand Total	657

Data points surrounding 24 months of payment history (as defined as the most recent 24 months available during the period of February 2023 to September 2023) were also collected to determine loan status and data integrity. Infinity identified minor discrepancies between the servicer’s payment string and the audited payment string and determined that Client was able to provide an explanation, when applicable, for any noted discrepancies. Based on our analysis, Infinity determined that the majority of the loans were found to be performing.

Methods of Accounting for Delinquencies

The client utilizes the MBA method of defining delinquency status, which is typical in the current market. Below is a table that represents the delinquency coding methodology used during our analysis.

Delinquency String	Delinquency Reason
0	Less than 30 Days
1	30 – 59 Days
2	60 – 89 Days
3	90 – 119 Days
4	120 + Days

Payment Posting

During the review, Infinity was able to isolate key payment transaction codes that identified payment receipt and helped to determine whether the transactions were posted with an accurate “effective date”. The net payment amount received and applied to the account including principal, interest, and escrow payments represent activity through month end and include payment reversals.

Partial Payments

In the event that a payment received from the borrower is less than the contractual amount due, there are two types of processes used by sellers to handle partial payments: 1) the balance of the payment would be “advanced” to the borrower, or 2) the payment was applied directly to unapplied funds / suspense account.

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In the second scenario, the funds are applied to the suspense account, and not the account balance, and therefore the amount of such payment is not recorded as an actual payment in the Client system. The funds may then be held in suspense until the full contractual payment was received.

Escrow/Corporate Advance Payments1

Escrow: The escrow account and/or balance will show funds held in trust to pay taxes and/or insurance. A negative balance indicates that funds have been advanced.

Corporate Advance: Infinity did not perform a reconciliation of the corporate advances, but did document the total dollar amount of fees advanced by the servicer and made observations in regards to the application of payments made toward the reduction of outstanding balances as represented in the payment history.2

Collection Comments Review

In addition to analyzing payments made to the loans within this pool, Infinity also reviewed the servicing commentary to determine the reason(s) for any documented underperformance of the asset and to identify any indication of potential re-performance.

Infinity will review the servicing history for evidence of mortgage delinquency and for indicators of potential for future delinquency. The Servicing review will include but not necessarily be limited to:

✓	The source data is generally a pdf, text file, or direct access to the servicer’s system.
✓	24 months of Servicing Comments: Infinity reviewed the services account history for evidence of borrower communication, collection efforts, NSF and late notices and indicators of potential for future default. Any references of borrower misrepresentation or distressed property conditions were documented with an exception.
o	Servicing commentary was analyzed to determine the reason for the asset’s underperformance and to identify clues regarding the potential risk for the loan and their ability to re-perform in the future. Additionally, distressed property conditions, occupancy issues, origination misrepresentations, etc. were identified through the review of these servicing/collection comments.
o	Property conditions were reviewed to determine if there were any risks to the collateral.
o	The current status of the loan of Loss Mitigation, Bankruptcy, Foreclosure, and/or SCRA was isolated to show the loan status. We verified the Bankruptcy via Pacer. Infinity followed the following methodology when assigning a delinquency status:
▪	Performing: Current or less than 30 days past due
▪	Delinquent in Collection: At least 30 days past due and may include loans in bankruptcy or forbearance plans
▪	In Bankruptcy and may include:
o	BK-Current: Current, but comments indicate an active bankruptcy
o	BK-Delinquent: Delinquent, comments also indicate active bankruptcy
o	For Bankruptcy reviews we reviewed the documents and information provider by Pacer – we obtained key documents from the PACER system to include (if available) – Document History page, Case Summary, Motion for Relief from Stay, Granted Motion, Employee Income Records, Order Confirming Chapter 13 Plan, Proof of Claim for subject loan, and Chapter 13 Plan.
▪	Loss Mitigation: Delinquent, loan is with loss mitigation department working on resolutions with borrower such as modification, short sale, refinance
▪	Foreclosure: Delinquent, foreclosure process is underway

1	Corporate advances may be deferred until the end of the loan and may not be recoverable.
2	Client noted that some funds were not separately categorized at the time of the review due multiple servicers handing the loans.

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▪	REO: Foreclosure sale has occurred, property is bank owned
✓	Modification Data: Infinity captured Note data for most recent modification where applicable.
✓	Exit Strategy: Infinity reviewed the complete loan file to determine the most effective exit strategy by bucketing loans into various strategic categories. We analyze the current value, income, and the borrower's overall willingness to stay in the home and pay their loan obligations. Those customers who contact the creditor to seek information, explanation of the amount due and/or inquire about or attempt make a payment require customer service. With this information, one will be able to effectively perform a modification, forbearance plan, or select a refinancing and/or cram down option.
➢	Unfortunately, not every borrower showed the willingness and ability to keep the subject property. Those customers who did not respond and attempted to avoid or delay payment for as long as possible require collection enforcement. In cases like this, Infinity reviewed the file for the best course of action is to minimize any more losses by either taking a short sale, Deed in Lieu or by taking the property to liquidation by foreclosure.

Based on the comments reviewed within the collection comments, Infinity has categorized the portfolio as follows:

Loan Program Status Report
Servicing Status	Loan Count	Percentage of Sample	Original Balance (or Line Amount)	Percentage of Balance
Bankruptcy	4	0.61%	$1,164,605.00	0.55%
Collections	11	1.67%	$3,650,237.00	1.74%
Foreclosure	0	0.00%	$0.00	0.00%
Paid in Full	0	0.00%	$0.00	0.00%
Payment Plan	0	0.00%	$0.00	0.00%
Performing	641	97.56%	$205,103,385.00	97.66%
3rd Party Sale	1	0.15%	$91,700.00	0.04%
Grand Total	657	100.00%	$210,009,927.00	100.00%

Foreclosure

Client servicing comments indicated multiple items to assist with determining this status either a system generated breach letter was issued, if the loan was referred to a foreclosure review committee, approved to proceed, or if the loan was assigned to outside counsel or the updated title provided details of a Lis Pendens. Based on the collection comments, Infinity determined that there were no loans that indicated some type of Foreclosure action.

Bankruptcy

Collection comments indicate that the most available action showed loans had bankruptcy at one time. Some loans bankruptcy includes efforts for a motion for relief and proof of claim filings. However, comments that relate to filing the proof of claim, 341 meeting, and motions were not found on all loans, so it was difficult to determine the full action or status as related to the bankruptcy process. Infinity determined that there were four (4) loans (0.61%) that indicated some type of Bankruptcy action. Overall, the loans with a bankruptcy status were summarized as follows:

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Bankruptcy Status Report
Servicing Status	Loan Count	Percentage of Sample	Original Balance (or Line Amount)	Percentage of Balance
Not Applicable	641	97.56%	$206,990,016.00	98.56%
Plan Confirmed	2	0.30%	$708,800.00	0.34%
Discharged	12	1.83%	$1,894,661.00	0.90%
Dismissed	2	0.30%	$416,450.00	0.20%
Lift Stay	0	0.00%	$0.00	0.00%
Proof of Claim	0	0.00%	$0.00	0.00%
Petition Filed	0	0.00%	$0.00	0.00%
Stipulated Agreement	0	0.00%	$0.00	0.00%
Referred to Attorney	0	0.00%	$0.00	0.00%
Unavailable	0	0.00%	$0.00	0.00%
Grand Total	657	100%	$210,009,927.00	100.00%

Tax and Title

This limited-scope was for around reviewing and documenting the most recent title report provided by the client or client’s vendor. (This case the reports were provided by Pro-Title). Based on the title report, we captured the current lien position, potential assignment chain concerns, concerns with recordation and legal ownership; and any current and delinquent taxes. We noted liens and itemized liens up to 2 Senior and 3 Junior (all others will be summarized in the title findings summary).

We reviewed the subject file as provided by the client/seller and determine if the HUD and Title work performed at origination would indicate coverage and/or lien risk. These documents were used to offset items noted on the current title report which may lower the client’s/loan level risk.

If any issue was identified the client was made aware and has made arrangements to assure the curative action has been taken. Based on the review, it was determined that there were no non-curable significant issues on the mortgaged properties.

Tax/Municipal Portion

Type of Taxes – Current or Delinquent	Grand Total
Current with all Taxes	624
Delinquent at the time of the review [3]	33
Tax information unavailable	0
Grand Total	657

[3]	Any delinquent tax amounts were addressed by the Servicer in accordance with its standard servicing procedures in order to ensure that the senior lien of the related Mortgage is maintained on the related Mortgaged Property. In addition to the Title Review conducted by the Infinity at the time of acquisition, the Servicer is monitoring the Mortgage Loans to check for delinquent taxes on the related Mortgaged Properties.

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Title/Lien Portion

Lien Level Review	Grand Total
First Lien	609
Second Lien [4]	33
Other Lien [5]	15
Grand Total	657

COMPLIANCE REVIEW6

Infinity performed a compliance review on all of the loans in the sample in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes. If a loan was found to exceed applicable thresholds, additional testing was conducted to confirm additional criteria were met, and proper disclosure was provided to the borrower.

To accomplish this, Infinity captured all itemized closing fees as shown on the final HUD-1, or other acceptable settlement statement, as well as other data elements necessary to generate accurate high-cost threshold testing results. Annual Percentage Rates were recalculated based on the actual data in the file.7

Each mortgage loan file was tested for compliance with the federal Truth in Lending Act (“TILA”), as well as federal, state and local anti-predatory lending statutes. An overview of the federal testing is provided below, and a summary of the State & Local High-Cost Anti-Predatory Regulations that are covered can be found in Exhibit B.

The Section 32/HOEPA8 review included, but was not limited to, the following:

•	Rate test
•	HPML test, if applicable
•	Points and Fees test
•	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
•	Review and confirmation of documentation type (i.e. full, stated, no ratio)
•	Review for evidence of prepayment penalty
•	Verification of Debt to Income conformity, when necessary.

4	The client has made arrangements to perfect the lien level issues- by corrective recording action, title claims, or lien release actions.
5	The client has made arrangements to perfect the lien level issues- by corrective recording action, title claims, or lien release actions.
6	Note that compliance exceptions outside the statute of limitations were considered a non-critical exception for purposes of this review. Infinity identified eighty-two (82) Truth in Lending Act (TILA) related exceptions that fell outside the three (3) year statute of limitations.
7	Note that loans had rate documentation and those parameters were analyzed for adherence to federal, state and local rate thresholds by utilizing the disclosed APR on the final Truth in Lending Disclosure found in the file.
8	There is a 3-year statute of limitations for affirmative claims and the position is that assigned liability is quite limited thereafter. That said, many states allow actions in recoupment. This is where the holder institutes foreclosure after 3 years and the SOL is tolled and counterclaims allowed, basically for the life of the loan. If the borrower prevailed damages could be as high as the full amount of the loan.

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The Federal Truth in Lending Act/Regulation Z review includes, but is not necessarily limited to:

•	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel form, if applicable. A review final TIL with a report outlining any TILA violations. Re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

Infinity reviewed six hundred and fifty-seven (657) loan files and found the loans to be generally compliant with applicable laws or outside any statute of limitation (SOL). There were a total of one hundred and two (102) loans that were not tested for compliance of which thirty-five (35) loans that were missing HUD Settlement Statement, sixty-seven (67) loans were Investment Properties or exempted.

The following is a detailed breakdown of the findings for the loans noted:

Active Compliance Exceptions
Standard Exception	Total
Prepayment Penalty Rider Missing	0
Finance Charge Under Disclosed	43
Missing Final TIL	35
Missing Right to Cancel Form or not properly executed	22
Missing HUD-1/CD9	45
Missing documents (unable to test for compliance)[10]	35
Georgia Fair Lending Act - GAFLA[11]	0
Ability to Repay[12]	79
Texas Constitution Section 50(a)(6) Home Equity Mortgage	0
Texas Constitution Section 50(a)(6) Evidentiary Finding	0
State High Cost loans outside SOL	0
State High Cost No Assignee Liability	0
State High Cost Not-compliant	1
State High Cost (compliant)	0
State High Cost inconclusive[13]	0
HOEPA High Cost Not-compliant[14]	0
HOEPA (compliant)	0
HOEPA inconclusive	0
RESPA and TILA issues	82
APR Under Disclosed	8
Missing Rate sheet/Discount Point Acknowledgement	0

9	We had forty-five (45) missing and unexecuted HUDs and were not able to run compliance on thirty-five (35). For the remaining ten (10) missing HUDs; nine (9) were investment properties and one (1) had compliance run using the TIL itemizations/ Estimated HUDs/ improperly scanned copy.
10	Loans that could not be tested due to lack of missing documentation.
11	The Georgia Fair Lending Act (GAFLA) was originally signed into law on April 22, 2002, became effective on October 1, 2002, and was subsequently amended on March 7, 2003. This law had a significant impact on Georgia residential mortgage lending and brokering activities. These passed the APR and Fees and Points Threshold. None loans have been identified in pool that is originated within GAFLA Period.
12	We are unable to verify code Special Feature Code 147 or determine if it falls under the safe harbor and truly fails ATR
13	Each of these were not tested to exceed state APR and/or points and fees thresholds, but rather could not be definitively tested due to lack of documentation in the loan files regarding discount points.
14	These are included in the pool based on the mitigating factors (namely seasoning and performance).

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Loan proceeds disbursed prior to the expiration of the rescission period.	4
Higher-Priced Mortgage (compliant)	61
Higher-Priced Mortgage Not-compliant	2
Higher-Priced Mortgage inconclusive	0
Grand Total	417[15]

Note that compliance exceptions outside the statute of limitations were considered a non-critical exception for purposes of this review. Infinity identified fifty-five (55) loans with Truth in Lending Act (TILA) related exceptions that fell outside the three (3) year statute of limitations16.

Infinity did not identify a significant number of prepayment penalties for nonconformity to state guidelines. Some loans were originated by federally chartered lenders that took advantage of the preemptive authority of DIDMCA and AMTPA. Under these circumstances, the prepayment penalty provision was considered exempt from any state statutory limitations. If a loan was not exempt due to a preemption claim, it was Client practice to lower the prepayment penalty to the statutory limit.

15	This is the total number of items and not total number of loans

16	On the seventy-six (76) Infinity is noting the TILA violation, itself. These refer to under disclosures and missing TILA documents. Infinity was not referring to the other RESPA related documents, GFE, Mortgage Disclosures, Affiliated Business Disclosure, Initial Escrow Statement, and Servicing Transfer Statement. There were some loans that failed both for Under Disclosed fees and points and APR.

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